Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G/A is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: March 30, 2012	WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By: Warburg Pincus Partners LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

Dated: March 30, 2012	WARBURG PINCUS INTERNATIONAL PARTNERS, L.P.

By: Warburg Pincus Partners LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

Dated: March 30, 2012	WARBURG PINCUS NETHERLANDS INTERNATIONAL PARTNERS I C.V.

By: Warburg Pincus Partners LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

Dated: March 30, 2012	WARBURG PINCUS PARTNERS LLC

By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

Dated: March 30, 2012	WARBURG PINCUS & CO.

By: /s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

Dated: March 30, 2012	WARBURG PINCUS LLC

By: /s/ Scott A. Arenare
Name: Scott A. Arenare Title: Managing Director

Dated: March 30, 2012	CHARLES R. KAYE

By: /s/ Scott A. Arenare
By: Scott A. Arenare as Attorney-in-Fact*

Dated: March 30, 2012	JOSEPH P. LANDY

By: /s/ Scott A. Arenare
By: Scott A. Arenare as Attorney-in-Fact*

* Powers of Attorney given by Messrs. Kaye and Landy were previously filed with the U.S. Securities and Exchange Commission on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.